Investor Presentation

Q1 2020

PRIME MERIDIAN
HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Table of Contents

Updated 5/5/2020

Company Profile

Q1 2020 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$43.8 million (as of 3/31/2020)
Price / TBV	78.6% (as of 3/31/2020)
Assets	$536.1 Million
Loans, net	$362.4 Million
Deposits	$474.3 Million
Shareholders' Equity	$55.7 Million
NPAs / Assets	0.57%
Leverage Ratio (Company)	10.75%
Leverage Ratio (Bank)	9.31%
Shares Outstanding	3,115,334
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 3/31/2020

COVID-19 Response

Risk Factors

The COVID-19 pandemic has negatively impacted the global economy, disrupted global supply chains, lowered equity market valuations, created significant volatility and disruption in financial markets and significantly increased unemployment levels.

The extent to which the COVID-19 pandemic impacts our business, results of operations, and financial condition, as well as our regulatory capital and liquidity ratios, will depend on future developments and the duration of the pandemic and actions taken by governmental authorities to slow the spread of the disease.

The Company has taken action during the first quarter to prepare its employees, support its clients, and help its communities. In mid-March, the Company closed its lobbies to foot traffic, making them available by appointment only.

At the same time, the Company moved to a split-staff schedule to decrease the number of employees in an office and enhanced its cleaning and disinfecting procedures. Meetings of more than ten people have transitioned to virtual or online platforms, and clients have the option to sign documents electronically.

COVID-19 Response

Paycheck Protection Program Funding Activity

The Company is supporting small business owners by making **Paycheck Protection Program (PPP)** loans. As of April 29, 2020, the Bank had received SBA approval on 746 loans for a total dollar amount of $80.0 million. At this date, $74.4 million has been disbursed to clients. These loans are 100% guaranteed by the SBA. The Company plans to fund the majority of PPP loans through the Federal Reserve Bank's **Paycheck Protection Program Liquidity Facility (PPPLF)**.

Loans pledged to secure the PPPLF advances will be excluded from the calculations of the Bank's regulatory capital ratios. Therefore, PPP loans will have no effect on those ratios and the PPPLF will alleviate any potential liquidity issues at this time related to funding PPP loans.

Management expects deferral payment activity on existing loans will be concentrated in the second quarter and that credit quality deterioration directly related to the pandemic could materialize in the future. As of April 27, 2020, the Company had received 64 requests on loans totaling $44.3 million asking for payment deferrals. Approximately 85.5% of the requests are for loans secured with real estate. Management is fully monitoring this situation and anticipates providing more detail in the second quarter.

TOTAL SBA APPROVALS
746

SBA FUNDING APPROVAL
$80.0
(in millions)

FUNDS DISBURSED
$74.4
(in millions)

Source: SBA approvals and PPP funding data from internal company documents as of 4/29/2020

COVID-19 Response

Message from the CEO

The extent of the impacts on our clients and their businesses from shutdowns and social distancing will depend on future developments, most of which are highly uncertain at this time. Truth is, right now, we just don't know.

One thing is for sure: we are in this together and doing our part to help our communities and our country protect the livelihoods of as many as we can.

We salute the medical community – physicians, nurses, and health care workers everywhere – who risk their health and well-being serving others during this pandemic.

Likewise, we thank our team – and their counterparts in community banks across the country – for standing at the frontlines of the battle to save our collective economic lives. They show up every day to support one another and they are getting it done.

A lot of goodwill has been generated on behalf of clients by the way our team has navigated the first-of-its-kind build out of SBA's PPP initiative. The strength of our culture has become self-evident during this crisis – the team spirit, ability to pivot, the tenacity and grace – have all been brought to bear on this challenge. I could not be more proud.

– Sammie D. Dixon, Jr., Vice Chairman, President and CEO

Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations

Sammie D. Dixon, Jr.	**Vice Chairman, President and Chief Executive Officer** Age: 50 | 23 years banking experience
Chris L. Jensen, Jr.	**Executive Vice President and Chief Lending Officer** Age: 63 | 41 years banking experience
Susan Payne Turner	**Executive Vice President and Chief Risk Officer** Age: 53 | 38 years banking experience
Monté L. Ward	**Executive Vice President and Chief Information Officer** Age: 38 | 16 years experience in banking and information security
Clint F. Weber	**Executive Vice President and Chief Financial Officer** Age: 38 | 16 years banking and credit experience

Profile | Company Personnel

- **Employees, Management and Director Ownership (%)** 22.5
- **Prime Meridian Bank Employees Who Own PMHG (%)** 38.7
- **Average Age**
  - Entire Team[(1)] 41.0
  - Executive Officers 48.4
  - All Officers 46.8

(1) 88 Full-Time Equivalents (FTEs)

Updated as of 4/1/2020


PRIME
MERIDIAN
BANK

Corporate Culture

Who We Are. What We Stand For.

MISSION	*Building bankers to serve our clients and community in order to optimize shareholder value.*
PURPOSE	*Banking done right, right away.*
CORE PRINCIPLES	• ***Passion*** *– level of intense excellence and commitment beyond simply meeting requirements* • ***Grace*** *– high level of service with courtesy and compassion* • ***Integrity*** *– doing the right thing because it's the right thing to do* • ***Tenacity*** *– culture of looking at new ideas, tackling challenges and overcoming obstacles* • ***Accountability*** *– personally accepting full and ultimate responsibility as well as holding one another accountable*

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

Corporate Recognition

BEST 50 OTCQX 2018

Ranked #19 on the OTCQX Best 50: the top performing companies on the OTCQX Best Market based on 2017 total return and growth in average daily dollar volume

BAUERFINANCIAL

5 Star Rating

40 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

SEMINOLE 100

2018, 2019

Seminole 100 recognizes the 100 fastest-growing FSU alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

2018 BEST of TALLAHASSEE

Voted by readers of Tallahassee Magazine.

AMERICAN BANKER
BEST BANKS TO WORK FOR 2019

Annually since 2015

Future Franchise Growth

- ✓ Prime Meridian Bank is primarily focused on franchise growth opportunities arising from bank mergers or corporate restructurings that have recently occurred or are pending in North/Central Florida and South Georgia
- ✓ Such opportunities will leverage the Bank's current infrastructure and capital position which has been built over the last several years
- ✓ Additional market entries will be built around a veteran banking leader and core team with strong ties to the community and long-term deposit and lending relationships. Above all else they must fit and embrace Prime Meridian Bank's culture
- ✓ While traditional bank M&A and branch acquisitions have not been ruled out, if such an opportunity were to arise that meets our acquisition criteria ***and*** is a cultural fit, such an opportunity would be evaluated and considered

Quarterly Consolidated Financial Results

(in thousands)

	Q1-20	Q4-19	Q1-19
Interest Income	$ 5,045	$ 4,957	$ 4,500
Interest Expense	902	966	813
Net Interest Income	**$ 4,143**	**$ 3,991**	**$ 3,687**
Provision for Loan Losses	636	546	165
Net Interest Income After Provision for Loan Losses	**$ 3,507**	**$ 3,445**	**$ 3,522**
Noninterest Income	367	428	325
Noninterest Expense			
Salary and Employee Benefits	1,618	1,384	1,557
Occupancy & Equipment	338	330	275
Other	982	955	874
Total Noninterest Expense	2,938	2,669	2,706
Income Before Income taxes	**$ 936**	**$ 1,204**	**$ 1,141**
Income Tax	220	257	274
Net Income	**$ 716**	**$ 947**	**$ 867**
Average Diluted Shares Outstanding	**3,185,558**	**3,195,793**	**3,144,071**
Earnings Per Share	**$ 0.22**	**$ 0.29**	**$ 0.28**

Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

Summary Results | Q1 2020

- ✓ Net income of $716,000, or $0.22 per share fully diluted (FD), compared to $947,000, or $0.29 per share (FD) for Q4 2019 and $867,000, or $0.28 per share (FD) for Q1 2019.
- ✓ Total deposits increased $36.0 million, or 8.2% since Q4 2019 and $100.8 million, or 27.0%, since Q1 2019, as a result of continued focus on relationship management.
- ✓ Net interest margin of 3.42%, compared to 3.36% in Q4 2019 and 3.67% in Q1 2019.
- ✓ Net loans increased $24.7 million, or 7.3%, since Q4 2019 and $72.5 million, or 25.0%, since Q1 2019.
- ✓ Nonperforming assets (NPAs) to total assets increased 5 basis points to 0.57% since Q4 2019. Net charge-offs totaled $343,000 during Q1 2020.
- ✓ Capital levels remain strong with consolidated Leverage Ratio of 10.75% and Bank level leverage ratio of 9.33%.
- ✓ Book value increased to $17.88 per share at 3/31/2020 from $17.51 per share at 12/31/19, benefitting from a positive change in retained earnings, accumulated other comprehensive income, and the Company's repurchase of 82,784 shares during the first quarter.

Source: Internal company documents

Net Interest Drivers

(dollars in millions and represents actual period-ending balance)

Average Securities Yield



2.57%
2.61%
2.53%
2.39%
2.42%
$48.2
$52.4
$55.8
$61.3
$63.6
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20

Average Loan Yield



5.13%
5.15%
5.22%
5.04%
4.95%
$289.9
$299.9
$315.8
$337.7
$352.9
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20

Securities

Loans

Average Cost of Interest-Bearing Liabilities



1.14%
1.17%
1.20%
1.13%
1.04%
$290.3
$301.5
$326.5
$342.7
$348.4
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20

Average Cost of Funds



0.89%
0.90%
0.91%
0.87%
0.81%
$83.2
$89.6
$96.7
$96.8
106.2
$290.3
$301.5
$326.5
$342.7
$368.1
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and Internal company documents

Building Franchise Value

Total Assets (in millions)



CAGR – 20.3%
$244
$304
$347
$402
$501
$536
2015
2016
2017
2018
2019
Q1-20

Total Loans (in millions)



CAGR – 16.5%
$189
$225
$253
$293
$338
$362
2015
2016
2017
2018
2019
Q1-20

Total Deposits (in millions)



CAGR – 20.1%
$218
$275
$298
$349
$438
$474
2015
2016
2017
2018
2019
Q1-20

Cost of Funds (percent)



0.35
0.33
0.41
0.70
0.89
0.81
2015
2016
2017
2018
2019
Q1-20

CAGR = compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 20.9%
$25
$27
$47
$51
$56
$56
2015
2016
2017
2018
2019
Q1-20

Net income (in thousands)



$1,704
$2,220
$2,817
$4,042
$3,542
$716
2015
2016
2017
2018
2019
Q1-20

Tangible Book Value Per Share



CAGR – 8.5%
$12.62
$13.51
$15.06
$16.19
$17.51
$17.88
2015
2016
2017
2018
2019
Q1-20

Earnings Per Share



$0.88
$1.12
$1.04
$1.29
$1.12
$0.28
$0.22
2015
2016
2017
2018
2019
Q1-19
Q1-20

CAGR = compound annual growth rate. Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Disciplined Credit Processes

(in thousands)

Granular Portfolio – Lending Exposure Limits

✓ Secured Legal Limit – Bank	$ 11,902
✓ Secured Legal Limit – Consolidated	$ 13,720
✓ Secured In-House Limit	$ 6,000
✓ Top 20 Relationships	$106,114

Concentration limits set for primary segments of the portfolio.

Internal company data as of 3/31/2020

STRUCTURE

- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Bi-weekly Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS

- Corporate-banking style underwriting philosophy, within a community banking model
- Bi-weekly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

POLICY

- Ongoing review of and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- FASB approved CECL implementation delay until January 2023 for small SEC-filing institutions

CRE Commitments & Exposure

(dollars in thousands)

✓ As part of its overall risk management program, Prime Meridian Bank has pursued a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintained its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$**	**52,316**
Total Loans	**$**	**366,627**

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	40,482	$	58,700	112.20 %	11.04 %
Multifamily		20,531		22,024	42.10 %	5.60 %
Nonfarm Nonresidential		104,627		107,490	205.46 %	28.54 %
Less: Improved Owner-Occupied CRE		(59,260)		(61,353)	(117.27) %	(16.17) %
Total - Bank	**$**	**106,380**	**$**	**126,861**	**242.49 %**	**29.01 %**
Total - Consolidated	**$**	**106,380**	**$**	**126,861**	**231.16 %**	**29.01 %**

Source: internal company documents as of 3/31/2020

Loan Portfolio

- ✓ Total net loans of **$362.4** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its concentration of Commercial Loans at 20% of total loans

Loans (in thousands)

Real estate mortgage loans		
Commercial Real Estate (CRE)	$	106,819
Residential Real Estate and HELOC		140,103
Construction		38,369
Total Real Estate Mortgage		285,291
Commercial		73,733
Consumer and Other		7,603
Total Loans		366,627
Deferred Loan Costs, Net		516
Less: ALLL		(4,707)
Loans, Net	**$**	**362,436**

Source: internal company documents as of 3/31/2020



Consumer and Other
2%
Commercial
20%
Commercial
Real Estate
29%
Loan
Composition
as of 3/31/20
Construction
11%
Residential Real
Estate and HELOC
38%

Gross Loan Portfolio Composite Comparison



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2%
20%
10%
39%
29%
2%
17%
11%
38%
32%
2%
19%
10%
43%
26%
2%
20%
11%
38%
29%
March 31, 2017
March 31, 2018
March 31, 2019
March 31, 2020
Consumer and Other
Commercial
Construction
Residential Real Estate and HELOC
Commercial Real Estate (CRE)

[(1)] Source: internal company documents as of 3/31/2020.

Residential Loan Portfolio

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	79,875
1-4 Non-Owner-Occupied		38,980
Multifamily		21,248
Total	$	140,103


Multifamily
15%
Residential
Loan
Composition
as of 3/31/20
1-4 Non-Owner-
Occupied
28%
1-4 Owner-
Occupied &
HELOC
57%

Source: internal company documents as of 3/31/2020

Residential Loan Portfolio Composite Comparison


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
15%
23%
62%
17%
26%
57%
15%
28%
57%
15%
28%
57%
March 31, 2017
March 31, 2018
March 31, 2019
March 31, 2020
Multifamily
1-4 Non-Owner-Occupied
1-4 Owner-Occupied & HELOC

[1] Source: internal company documents as of 3/31/2020.

Core Funding

- ✓ Company's deposit franchise is comprised of **22%** noninterest-bearing deposits
- ✓ Year-to-date Cost of Funds of **0.81%** is in line with the Company's Southeast peers[1] and is a key driver of franchise value

Deposits (in thousands)

Noninterest-Bearing	$ 106,176
Money Market Accounts	199,474
NOW	86,930
Savings	11,587
Time Deposits	70,116
Total	**$ 474,283**



Time Deposits 15%
Noninterest-Bearing 22%
Savings 3%
Deposit Composition as of 3/31/20
NOW 18%
Money Market Accounts 42%

Source: internal company documents as of 3/31/2020

(1) Southeast Peers: a peer group of 27 publicly traded banks in AL, FL, GA, MS, NC, SC, TN, VA, WV with total assets between $400-750 million for the quarter ended 3/31/2020.

Core Funding Composite Comparison



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
7%
2%
12%
55%
24%
7%
3%
15%
51%
24%
12%
3%
15%
48%
22%
15%
3%
18%
42%
22%
March 31, 2017
March 31, 2018
March 31, 2019
March 31, 2020
Time Deposits
Savings
NOW
Money Market Accounts
Noninterest-Bearing

[1] Source: internal company documents as of 3/31/2020.

Nonperforming Loans by Type

- ✓ Nonperforming Assets (NPAs) excluding restructured loans to total assets increased 5 bps to 0.57% at 3/31/2020 compared to 0.52% at 12/31/19 and 0.14% at 3/31/19
- ✓ ALLL(1) / Total loans ratio of 1.28%(2)
- ✓ ALLL(1) / Nonperforming Loans (NPL) ratio of 169%(2)

(1) ALLL = Allowance for Loan and Lease Losses
(2) Includes $262,000 of specific reserves on nonperforming loans

Nonperforming Assets (in thousands)

Residential & Home Equity	$ 911
Construction	488
Commercial	1,373
Consumer	25
Total Nonperforming Loans	2,797
Other Real Estate Owned (OREO)	234
Total Nonperforming Assets	$ 3,031

Source: internal company documents as of 3/31/2020



NPA Composition
as of 3/31/20
Other Real Estate Owned (OREO) 8%
Residential & Home Equity 30%
Consumer 1%
Construction 16%
Commercial 45%

Deposit Market Share

✓ Prime Meridian Bank's year-over-year deposit growth in Leon County was 14.94% with a five-year compounded growth rate of 13.25%

Institution (ST)	Type	2019 Rank	2018 Rank	2019 Total Market Share (%)	2018 Total Market Share (%)
Leon, FL					
Branch Banking and Trust Co. (NC)	Bank	1	1	28.05	24.40
Wells Fargo Bank NA (SD)	Bank	2	2	15.39	17.19
Capital City Bank (FL)	Bank	3	3	13.73	13.80
Bank of America NA (NC)	Bank	4	4	12.83	12.94
Regions Bank (AL)	Bank	5	5	5.72	6.37
Hancock Whitney Bank (MS)	Bank	6	8	4.68	4.65
Prime Meridian Bank (FL)	**Bank**	**7**	**9**	**4.59**	**4.35**
Synovus Bank (GA)	Bank	8	7	4.45	4.77
Centennial Bank (AR)	Bank	9	10	3.78	4.16
First A National Banking Association (MS)	Bank	10	6	3.76	4.98
Wakulla, FL					
Centennial Bank (AR)	Bank	1	1	62.42	65.20
Ameris Bank (GA)	Bank	2	2	14.77	14.33
Prime Meridian Bank (FL)	**Bank**	**3**	**3**	**13.55**	**11.58**
Capital City Bank (FL)	Bank	4	4	9.25	8.89
Polk, FL					
Prime Meridian Bank (FL)[1]	**Bank**	**16**	**-**	**0.08**	**-**

Source: S&P Global. Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2019 and 2018 and other data in this table are pro forma for all acquisitions announced after June 30, 2019 and up to including the date of this table (October 19, 2019).

Investment Highlights

Operates in Attractive Growth Markets	✓ Presence in growth market in North/Central Florida ✓ Opened bank in Lakeland, FL, April 2019 ✓ Target to open additional locations in other growth markets in Florida, Southern Georgia or Alabama
Proven Business Model + Strong Balance Sheet	✓ Banking model is scalable and driven by technology and infrastructure in place ✓ Bank is wholly funded by lower-costing core deposits ✓ Strong capital position – 10.75% Tier 1 leverage capital ratio(1) at Holding Company ✓ Current liquidity position provides capacity for additional internal loan funding
Competitive Advantage	✓ Local market knowledge ✓ Deep and long-standing relationships with clients ✓ Personalized client service guided by core principles ✓ True employee commitment and involvement in the communities served
Strong Underwriting & Credit Culture	✓ Disciplined credit process ✓ Corporate-banking style underwriting philosophy, within a community banking model ✓ Long history of strong asset quality. NPAs/Total Assets of 0.57% at 3/31/2020
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Committed to building a premier community bank in the Southeast ✓ Strong credibility with regulators and investors

(1)Source: internal company documents as of 3/31/2020

Appendix

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	2020Q1	2019Q4	2019Q3	2019Q2	2019Q1
Per Share Data:					
Earnings per share - Basic	$ 0.22	$ 0.29	$ 0.31	$ 0.24	$ 0.28
Earnings per share - Diluted	$ 0.22	$ 0.29	$ 0.31	$ 0.24	$ 0.28
Book value per share	$ 17.88	$ 17.51	$ 17.25	$ 16.85	$ 16.44
Shares outstanding	3,115,334	3,191,288	3,190,031	3,144,456	3,143,140
Weighted-average basic shares outstanding	3,183,857	3,190,933	3,147,696	3,144,068	3,140,401
Weighted-average diluted shares outstanding	3,185,558	3,195,793	3,151,321	3,150,136	3,144,071
Selected Performance Ratios and Other Data:					
Return on average assets[1]	0.56 %	0.75 %	0.83 %	0.70 %	0.82 %
Return on average equity[1]	5.09	6.84	7.14	5.85	6.79
Average yield on earning assets	4.17	4.17	4.48	4.49	4.48
Net interest margin[2]	3.42	3.36	3.63	3.66	3.67
Efficiency ratio[3]	65.14	60.40	65.03	71.52	67.45
Noninterest expense/average assets[1]	2.30	2.13	2.43	2.73	2.56
Asset Quality Data:					
Nonaccrual loans	$ 2,244	$ 2,591	$ 2,603	$ 1,962	$ 365
Loans greater than 90 days past due + other real estate owned	787	-	-	-	243
Total nonperforming assets	3,031	2,591	2,603	1,962	608
Nonperforming assets/total assets	0.57 %	0.52 %	0.54 %	0.44 %	0.14 %
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	10.75 %	11.08 %	11.73 %	12.08 %	12.28 %
Tier 1 Leverage Capital Ratio (Bank)	9.33	9.31	9.24	9.10	9.18
Common Equity Tier I Capital Ratio (Bank)	12.41	13.24	12.95	12.69	13.00
Tier 1 Risk-Based Capital Ratio (Bank)	12.41	13.24	12.95	12.69	13.00
Total Capital Ratio (Bank)	13.64	14.49	14.15	13.94	14.25

[1] Annualized

[2] Net interest margin is net interest income divided by total average interest-earning assets, annualized

[3] Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	2020Q1	2019Q4	2019Q3	2019Q2	2019Q1
Interest income:					
Loans	$ 4,429	$ 4,237	$ 4,179	$ 3,916	$ 3,856
Securities	384	342	338	333	296
Other	232	378	402	361	348
Total interest income	5,045	4,957	4,919	4,610	4,500
Interest Expense:					
Deposits	899	962	934	851	813
Other Borrowings	3	4	5	-	-
Total interest expense	902	966	939	851	813
Net interest income	4,143	3,991	3,980	3,759	3,687
Provision for loan losses	636	546	241	179	165
Net interest income after provision for loan losses	3,507	3,445	3,739	3,580	3,522
Noninterest income:					
Service charges and fees on deposit accounts	64	75	74	68	71
Debit card/ATM revenue, net	81	60	67	64	62
Mortgage banking revenue	148	213	151	197	106
Income from bank-owned life insurance	40	42	46	45	45
Other income	34	38	32	38	41
Total noninterest income	367	428	370	412	325
Noninterest expense:					
Salaries and employee benefits	1,618	1,384	1,575	1,579	1,557
Occupancy and equipment	338	330	373	427	275
Professional fees	91	112	79	106	77
Marketing	201	178	172	194	199
FDIC Assessment	52	26	6	44	43
Software maintenance, amortization and other	193	185	188	167	152
Other	445	454	436	466	408
Total noninterest expense	2,938	2,669	2,829	2,983	2,706
Earnings before income taxes	936	1,204	1,280	1,009	1,141
Income taxes	220	257	316	245	274
Net earnings	$ 716	$ 947	$ 964	$ 764	$ 867
Basic earnings per share	$ 0.22	$ 0.29	$ 0.31	$ 0.24	$ 0.28
Diluted earnings per share	0.22	0.29	0.31	0.24	0.28

Condensed Consolidated Balance Sheets

(in thousands)

	March 31, 2020 (Unaudited)	December 31, 2019 (Audited)	September 30, 2019 (Unaudited)	June 30, 2019 (Unaudited)	March 31, 2019 (Unaudited)
Assets					
Cash & cash equivalents	$ 72,677	$ 75,082	$ 84,278	$ 72,042	$ 66,805
Securities available for sale	70,976	61,333	55,773	52,431	48,205
Loans, held for sale	8,946	6,193	7,907	6,223	5,808
Loans, net	362,436	337,710	315,807	299,949	289,900
Federal Home Loan Bank stock	493	404	404	404	404
Premises & equipment, net	8,072	7,744	7,787	7,311	7,055
Right of use asset	3,619	3,669	3,719	3,768	-
Accrued interest receivable	1,273	1,137	1,073	1,100	1,023
Bank-owned life insurance	6,541	6,501	6,459	6,413	6,368
Other real estate owned	234	-	-	-	-
Other assets	850	1,088	859	1,086	1,281
Total Assets	$ 536,117	$ 500,861	$ 484,066	$ 450,727	$ 426,849
Liabilities and Stockholders' Equity					
Noninterest-bearing demand deposits	$ 106,176	$ 96,807	$ 96,732	$ 89,608	$ 83,186
Savings, NOW and money-market deposits	297,991	272,283	265,518	247,804	244,584
Time deposits	70,116	69,174	58,947	52,912	45,743
Total Deposits	474,283	438,264	421,197	390,324	373,513
Other borrowings	-	1,254	2,053	770	-
Official checks	1,391	606	900	1,496	495
Lease liability	3,714	3,758	3,801	3,827	-
Other liabilities	1,038	1,111	1,088	1,314	1,157
Total Liabilities	480,426	444,993	429,039	397,731	375,165
Total Stockholders' Equity	55,691	55,868	55,027	52,996	51,684
Total Liabilities and Stockholders' Equity	$ 536,117	$ 500,861	$ 484,066	$ 450,727	$ 426,849

Earnings Average Balance Sheet

(dollars in thousands)

	2020Q1			2019Q4			2019Q1		
	Average Balance	Interest and Dividends	Yield/ Rate	Average Balance	Interest and Dividends	Yield/ Rate	Average Balance	Interest and Dividends	Yield/ Rate
Interest-earning assets:									
Loans[1]	$ 352,921	$ 4,363	4.95 %	$ 329,980	$ 4,160	5.04 %	$ 296,137	$ 3,798	5.13 %
Mortgage loans held for sale	5,551	66	4.76	7,026	77	4.38	4,742	58	4.89
Securities	63,583	384	2.42	57,203	342	2.39	46,010	296	2.57
Other[2]	62,157	232	1.49	81,169	378	1.86	55,327	348	2.52
Total interest-earning assets	484,212	$ 5,045	4.17 %	475,378	$ 4,957	4.17 %	402,216	$ 4,500	4.48 %
Noninterest-earning assets	26,021			26,500			20,134		
Total assets	$ 510,233			$ 501,878			$ 422,350		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 277,254	$ 544	0.78 %	$ 274,903	$ 617	0.90 %	$ 243,509	$ 603	0.99 %
Time deposits	69,906	355	2.03	64,305	345	2.15	42,699	210	1.97
Total interest-bearing deposits	347,160	899	1.04	339,208	962	1.13	286,208	813	1.14
Other borrowings	1,273	3	0.94	1,307	4	1.22	-	-	-
Total interest-bearing liabilities	348,433	902	1.04 %	340,515	966	1.13 %	286,208	$ 813	1.14 %
Noninterest-bearing deposits	99,857			100,151			83,184		
Noninterest-bearing liabilities	5,690			5,872			1,900		
Stockholders' equity	56,253			55,340			51,058		
Total liabilities and stockholders' equity	$ 510,233			$ 501,878			$ 422,350		
Net earning assets	$ 135,779			$ 134,863			$ 116,008		
Net interest income		$ 4,143			$ 3,991			$ 3,687	
Interest rate spread [3]			3.13 %			3.04 %			3.34 %
Net interest margin [4]			3.42 %			3.36 %			3.67 %

[1] Includes nonaccrual loans

[2] Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.

[3] Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities.

[4] Net interest margin is net interest income divided by total average interest-earning assets, annualized.